SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2004

                              WHISTLER INVESTMENTS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


      Nevada                       000-33391              98-0339467
--------------------- ----------------------- -------------------------
(State or Other Jurisdiction      (Commission       ( I.R.S. Employer
     of Incorporation)            File Number)      Identification No.)


5001 East Bonanza Road, Suite 144-145, Las Vegas, Nevada      89110
-----------------------------------------------------------------------
      (Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code: (702) 296-2754
                                                    -------------------



-----------------------------------------------------------------------
        Former name or former address, if changed since last report

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.


Equity Line Agreements with Dutchess Private Equities Fund, L.P.

On January 19, 2004, we entered into an Investment Agreement and a Registration Rights Agreement with Dutchess Private Equities Fund, L.P. (Dutchess). Pursuant to that Investment Agreement, once the registration statement planned to be filed as discussed below is effective, we may, at our discretion, periodically "put" or require Dutchess to purchase shares of our Common Stock. Prior to being able to utilize the "equity line" under the Investment Agreement, we will have to file a registration statement under the Securities Act of 1933, as amended, to register for resale by Dutchess the shares of our Common Stock sold to Dutchess under the Investment Agreement.

The Registration Rights Agreement with Dutchess requires that we file a registration statement within 30 days of the availability of our fiscal year end (January 31, 2004) financial statements. We intend to file the registration statement and respond to comments of the Securities and Exchange Commission so as to have the registration statement declared effective. We would not anticipate the registration statement being declared effective and our being able to utilize the equity line prior to the month of July, 2004, unless the schedule for delivery of our financials and the process with the Securities and Exchange Commission proceed more rapidly than projected.

Under the Investment Agreement, the aggregate amount that Dutchess would be obligated to pay for our shares will not exceed $10.0 million. For each share of Common Stock purchased under the Investment Agreement, Dutchess would pay 95% of the lowest best closing bid price on the Over-the-Counter Bulletin Board (or other principal market on which our Common Stock is traded) during the five day period immediately following the date on which we give notice to Dutchess of our intention to put such stock. Our ability to put the shares under the Investment Agreement is conditioned upon, as stated above, our registering the shares of Common Stock with the Securities and Exchange Commission and satisfaction of certain other customary closing conditions. The costs associated with this registration would be borne by us.

Pursuant to the Investment Agreement, we may periodically put shares of Common Stock to Dutchess by giving notice to Dutchess of our election to exercise the put right. Pursuant to the Investment Agreement, a closing would be held seven trading days after that written put notice, at which time we will deliver shares of Common Stock and Dutchess would pay the purchase price for the shares.

Our right to put shares under the Investment Agreement would commence once the underlying shares are registered with the Securities and Exchange Commission, assuming other customary closing conditions are met. Thereafter, we could continue to put shares to Dutchess until the earlier of (I) 36 months after the effectiveness of that registration; or (II) such time as Dutchess has purchased a total of $10.0 million in shares of our Common Stock.

In addition to these restrictions, Dutchess' obligation to purchase shares pursuant to our put right would be limited by the average daily volume of our Common Stock. Specifically, unless waived by Dutchess, and subject to a $1.0 million "per put" cap, the maximum amount of each put exercise would be equal to, at our election:

- 200% of the average daily volume of the Common Stock for the 10 trading days prior to the applicable put notice multiplied by the average of the three daily closing best bid prices immediately preceding the date of the put, or

- $250,000.

We cannot predict the actual number of shares of Common Stock that could be issued pursuant to the Investment Agreement, in part because the volume and purchase price of the shares would fluctuate based on prevailing market conditions, and we have not determined the total amount of advances we would intend to draw.

Subject to the conditions set forth in the Investment Agreement, following Dutchess' receipt of a validly delivered Put Notice, Dutchess would be required to purchase from us that number of Shares having an aggregate purchase price equal to the lesser of (i) the amount set forth in the Put Notice, and (ii) 20% of the aggregate trading volume of the Common Stock during the five trading days following our delivery of the put notice times (x) 95% of the lowest best bid price of the Company's Common Stock during those five trading days.

There would be an inverse relationship between our stock price and the number of shares to be issued under the Investment Agreement. That is, with a lower stock price, we would be required to issue a greater number of shares under the Investment Agreement for a given advance.

We expect to incur expenses of approximately $50,000, consisting primarily of professional fees, in connection with this registration.



Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Exhibits:

      10.5        Investment  Agreement,  dated  as  of January 19, 2004, by and
                  between  Whistler  Investments,   Inc.  and  Dutchess  Private
                  Equities Fund, L.P.

      10.6 Registration Rights Agreement, dated as of January 19, 2004, by and between Whistler Investments, Inc. and Dutchess Private Equities Fund, L.P.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                            WHISTLER INVESTMENTS, INC.


                            By /s/ Holly Roseberry
                               ------------------------------

                               Chief Executive Officer

Date: January 23, 2004



EXHIBIT 10.5

                              INVESTMENT AGREEMENT

         INVESTMENT AGREEMENT (this "AGREEMENT"), dated as of January 19, 2004 by and between Whistler Investments, Inc. a Nevada corporation (the "Company"), and Dutchess Private Equities Fund, L.P., a Delaware limited partnership (the "Investor").

         Whereas, the parties desire that, upon the terms and subject to the conditions contained herein, the Investor shall invest up to Ten Million Dollars ($10,000,000) to purchase the Company's Common Stock, .001 par value per share (the "Common Stock");

         Whereas, such investments will be made in reliance upon the provisions of Section 4(2) under the Securities Act of 1933, as amended (the "1933 Act"), Rule 506 of Regulation D, and the rules and regulations promulgated thereunder, and/or upon such other exemption from the registration requirements of the 1933 Act as may be available with respect to any or all of the investments in Common Stock to be made hereunder; and

         Whereas, contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement substantially in the form attached hereto as Exhibit A (as amended from time to time, the "Registration Rights Agreement") pursuant to which the Company has agreed to provide certain registration rights under the 1933 Act, and the rules and regulations promulgated thereunder, and applicable state securities laws.

         NOW THEREFORE, in consideration of the foregoing recitals, which shall be considered an integral part of this Agreement, the covenants and agreements set forth hereafter, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Investor hereby agree as follows:

Section 1.  DEFINITIONS.
            -----------

         As used in this Agreement, the following terms shall have the following meanings specified or indicated below, and such meanings shall be equally applicable to the singular and plural forms of such defined terms.

         "1933 Act" shall have the meaning set forth in the preamble, above.
          --------

         "1934 Act" shall mean the Securities Exchange Act of 1934, as it may be
          --------
          amended.

         "Affiliate" shall have the meaning specified in Section 5(h), below.
         ----------

         "Agreement" shall mean this Investment Agreement.
         ---------

         "Best Bid" shall mean the highest posted bid price of the Common Stock.
         ---------

         "Buy In" shall have the meaning specified in Section 6, below.
         -------

        "Buy In Adjustment Amount" shall have the meaning specified in Section 6
         ------------------------

         "Closing" shall have the meaning specified in Section 2(h).
         --------

         "Closing  Date" shall mean seven (7)  Trading  Days  following  the Put
         --------------
         Notice Date.

         "Common Stock" shall have the meaning set forth in the preamble to this
         -------------
         Agreement.

         "Control"  or  "Controls"  shall have the meaning  specified in Section
         --------
         5(h).

         "Covering Shares" shall have the meaning specified in Section 6.
         ----------------

         "Effective  Date" shall mean the date the SEC declares  effective under
         ----------------
         the 1933 Act the Registration Statement covering the Securities.

         "Environmental  Laws" shall have the meaning specified in Section 4(m),
         --------------------
         below.

         "Execution  Date" shall mean the date indicated in the preamble to this
         ----------------
         Agreement.

         "Indemnitees" shall have the meaning specified in Section 11, below.
         ------------

         "Indemnified  Liabilities"  shall have the meaning specified in Section
         -------------------------
         11, below.

         "Ineffective   Period"   shall   mean  any  period  of  time  that  the
         ---------------------
Registration Statement or any Supplemental Registration Statement (as defined in the Registration Rights Agreement) becomes ineffective or unavailable for use for the sale or resale, as applicable, of any or all of the Registrable Securities (as defined in the Registration Rights Agreement) for any reason (or in the event the prospectus under either of the above is not current and deliverable) during any time period required under the Registration Rights Agreement.

         "Investor"  shall have the meaning  indicated  in the  preamble of this
         ---------
         Agreement.

         "Major  Transaction"  shall have the meaning specified in Section 2(g),
          ------------------
          above.

         "Material  Adverse Effect" shall have the meaning  specified in Section
         -------------------------
         4(a).

         "Maximum  Common Stock  Issuance"  shall have the meaning  specified in
         --------------------------------
         Section 2(i).

         "Minimum  Acceptable  Price" with  respect to any Put Notice Date shall
         ---------------------------
mean 75% of the lowest closing bid prices for the ten Trading Day period immediately preceding such Put Notice Date.

         "Open  Period"  shall mean the period  beginning on and  including  the
          ------------
Trading Day immediately following the Effective Date and ending on the earlier to occur of (i) the date which is thirty six (36) months from the Effective Date; and (ii) termination of the Agreement in accordance with Section 9, below.

         "Payment  Amount"  shall have the meaning  specified  in Section  2(m),
         ----------------
below.

         "Pricing Period" shall mean the period beginning on the Put Notice Date
         ---------------
and ending on and including the date that is five (5) Trading Days after such Put Notice Date.

         "Principal  Market" shall mean the American Stock Exchange,  Inc., the
          -----------------
National Association of Securities Dealers, Inc. Over-the-Counter Bulletin Board, the Nasdaq National Market System or the Nasdaq SmallCap Market, whichever is the principal market on which the Common Stock is listed.

         "Prospectus"  shall mean the  prospectus,  preliminary  prospectus  and
         -----------
supplemental prospectus used in connection with the Registration Statement.

         "Purchase  Amount"  shall  mean  the  total  amount  being  paid by the
         -----------------
Investor on a particular Closing Date to purchase the Securities.

         "Purchase  Price" shall mean  ninety-five  percent  (95%) of the lowest
         ----------------
Best Bid price of the Common Stock during the Pricing Period.

         "Put Amount" shall have the meaning set forth in Section 2(b) hereof.
         -----------
         "Put  Notice"  shall mean a written  notice sent to the Investor by the
          -----------
Company stating the Put Amount of Shares the Company intends to sell to the Investor pursuant to the terms of the Agreement and stating the current number of Shares issued and outstanding on such date.

         "Put Notice Date" shall mean the Trading Day immediately  following the
          ---------------
day on which the Investor receives a Put Notice, however a Put Notice shall be deemed delivered on (x) the Trading Day it is received by facsimile or otherwise by the Investor if such notice is received prior to 9:00 am Eastern Time, or (y) the immediately succeeding Trading Day if it is received by facsimile or otherwise after 9:00 am Eastern Time on a Trading Day. No Put Notice may be deemed delivered on a day that is not a Trading Day.

         "Put  Restriction"  shall mean the days  between the end of the Pricing
          ----------------
Period and the date on which the Put is closed. During this time, the Company shall not be entitled to deliver another Put Notice.

         "Registration Period" shall have the meaning specified in Section 5(c),
          -------------------
below.

         "Registration Rights Agreement" shall have the meaning set forth in the
          -----------------------------
recitals, above.

         "Registration  Statement"  means  the  registration  statement  of  the
          -----------------------
Company filed under the 1933 Act covering the Common Stock issuable hereunder.

         "Related Party" shall have the meaning specified in Section 5(h).
         --------------

         "Repurchase Event" shall have the meaning specified in Section 2(m).
         ----------------

         "Resolution" shall have the meaning specified in Section 8(e).
         -----------

         "SEC" shall mean the U.S. Securities and Exchange Commission.
          ---

         "SEC Documents" shall have the meaning specified in Section 4(f).
         --------------

         "Securities"  shall mean the shares of Common Stock issued  pursuant to
         -----------
the terms of the Agreement.

         "Shares" shall mean the shares of the Company's Common Stock.
         -------

         "Sold Shares" shall have the meaning specified in Section 6.
         ------------

         "Subsidiaries" shall have the meaning specified in Section 4(a).
         -------------

         "Trading Day" shall mean any day on which the Principal  Market for the
          -----------
Common Stock is open for trading, from the hours of 9:30 am until 4:00 pm.

         "Transaction  Documents"  shall mean this Agreement,  the  Registration
         -----------------------
Rights Agreement, and each of the other agreements entered into by the parties hereto in connection with this Agreement.

         "Valuation Event" shall have the meaning specified in Section 2(j).
          ---------------


Section 2.  PURCHASE AND SALE OF COMMON STOCK.
            ----------------------------------

         (a) Purchase and Sale of Common Stock. Subject to the terms and conditions set forth herein, the Company shall issue and sell to the Investor, and the Investor shall purchase from the Company, up to that number of Shares having an aggregate Purchase Price of Ten Million Dollars ($10,000,000).

         (b)  Delivery of Put Notices.

                  (i) Subject to the terms and conditions of the Transaction Documents, and from time to time during the Open Period, the Company may, in its sole discretion, deliver a Put Notice to the Investor which states the Put Amount which the Company intends to sell to the Investor on a Closing Date. The Put Notice shall be in the form attached hereto as Exhibit B and incorporated herein by reference. The amount that the Company shall be entitled to Put to the Investor in any single Put Notice (the "Put Amount") shall be equal to, at the Company's election, either: (a) two hundred percent (200%) of the average daily volume (U.S. market only) of the Common Stock for the ten (10) Trading Days prior to the applicable Put Notice Date, multiplied by the average of the three (3) daily closing Best Bid prices immediately preceding the Put Date, or (b) two hundred fifty thousand $250,000; provided that in no event will the Put Amount be more than One Million Dollars ($1,000,000) with respect to any single Put. During the Open Period, the Company shall not be entitled to submit a Put Notice until after the previous Closing has been completed. The Purchase Price for the Common Stock identified in the Put Notice shall be equal to 95% of the lowest Best Bid price of the Common Stock during the Pricing Period.

                  (ii) If any closing bid price during the applicable Pricing Period with respect to that Put Notice is less than 75% of the lowest closing Best Bid prices of the Common Stock for the ten Trading Days prior to the Put Notice Date (the "Minimum Acceptable Price"), the Put Notice will terminate at the Company's request sent in accordance with
         Section 9 of this Agreement. In the event that the closing bid price for the applicable Pricing Period is less than the Minimum Acceptable Price, the Company may elect, by sending written notice to the Investor to cancel the Put Notice.

                  (iii) Within seven calendar days prior the commencement of each calendar quarter occurring subsequent to the commencement of the Open Period, the Company shall undertake to notify Investor as to its reasonable expectations as to the Put Amount it intends to raise during such calendar quarter, if any, through the issuance of Put Notices. Such notification shall constitute only the Company's good faith estimate with respect to such calendar quarter and shall in no way obligate the Company to raise such amount during such calendar quarter or otherwise limit its ability to deliver Put Notices during such calendar quarter. The failure by the Company to comply with this provision may be cured by notifying the Investor at any time as to the Company's reasonable expectations with respect to the current calendar quarter.

         (c) Interest. It is the intention of the parties that any interest that may be deemed to be payable under this Agreement shall not exceed the maximum amount permitted under applicable law. If any applicable law sets the maximum interest amount, and any payment required under this Agreement exceeds such limit, then: (i) any such interest shall be reduced by the amount necessary to reduce the interest to the legally permitted limit; and (ii) any sums already collected (if any) from a party which exceed the legally permitted limits will be refunded to such party.

         (d) Investor's Obligation to Purchase Shares. Subject to the conditions set forth in this Agreement, following the Investor's receipt of a validly delivered Put Notice, the Investor shall be required to purchase from the Company during the related Pricing Period that number of Shares having an aggregate Purchase Price equal to the lesser of (i) the Put Amount set forth in the Put Notice, and (ii) 20% of the aggregate trading volume of the Common Stock during the applicable Pricing Period times (x) 95% of the lowest best bid price of the Company's Common Stock during the specified Pricing Period, but only if said Shares bear no restrictive legend, are not subject to stop transfer instructions, pursuant to Section 2(h), prior to the applicable Closing Date.


         (e) Limitation on Investor's Obligation to Purchase Shares. In no event shall the Investor purchase Shares (whether from the Company or in public or private secondary transactions) other than pursuant to this Agreement until such date as this Agreement is terminated.

         (f) Conditions to Investor's Obligation to Purchase Shares. Notwithstanding anything to the contrary in this Agreement, the Company shall not be entitled to deliver a Put Notice and the Investor shall not be obligated to purchase any Shares at a Closing (as defined in Section 2(h)) unless each of the following conditions are satisfied:

                  (i) a Registration Statement shall have been declared effective and shall remain effective and available for the resale of all the Registrable Securities (as defined in the Registration Rights Agreement) at all times until the Closing with respect to the subject Put Notice;

                  (ii) at all times during the period beginning on the related Put Notice Date and ending on and including the related Closing Date, the Common Stock shall have been listed on the Principal Market and shall not have been suspended from trading thereon for a period of five consecutive Trading Days during the Open Period or one day during a Pricing Period, and the Company shall not have been notified of any pending or threatened proceeding or other action to de-list or suspend the Common Stock;

                  (iii) the Company has complied with its obligations and is otherwise not in breach of a material provision of, or in default under, this Agreement, the Registration Rights Agreement or any other agreement executed in connection herewith which has not been corrected prior to delivery of the Put Notice Date;

                  (iv) no injunction shall have been issued and remain in force, or action commenced by a governmental authority which has not been stayed or abandoned, prohibiting the purchase or the issuance of the Securities; and

                  (v) the issuance of the Securities will not violate any shareholder approval requirements of the Principal Market.

If any of the events described in clauses (i) through (v) above occurs during a Pricing Period, then the Investor shall have no obligation to purchase the Put Amount of Common Stock set forth in the applicable Put Notice.
         (g)  Major  Transaction.  For  purposes  of this  Agreement,  a  "Major
Transaction" shall be deemed to have occurred upon the closing of any of the following events: (i) the consolidation, merger or other business combination of the Company with or into another person (other than pursuant to a migratory merger effected solely for the purposes of changing the jurisdiction of incorporation of the Company or other than a transaction in which the Company is the surviving corporation); (ii) the sale or transfer of all or substantially all of the Company's assets; or (iii) the consummation of a purchase, tender or exchange offer made to, and accepted by, the holders of more than 50% of the economic interest in, or the combined voting power of all classes of voting stock of, the Company.

         (h) Mechanics of Purchase of Shares by Investor. Subject to the satisfaction of the conditions set forth in Sections 2(f), 7 and 8, the closing of the purchase by the Investor of Shares (a "Closing") shall occur on the date which is no later than seven Trading Days following the applicable Put Notice Date (each a "Closing Date"). Prior to each Closing Date, (i) the Company shall deliver to the Investor pursuant to the this Agreement, certificates representing the Shares to be issued to the Investor on such date and registered in the name of the Investor; and (ii) the Investor shall deliver to the Company the Purchase Price to be paid for such Shares, determined as set forth in accordance with the terms of this Agreement. In lieu of delivering physical certificates representing the Securities and provided that the Company's transfer agent then is participating in The Depository Trust Company ("DTC") Fast Automated Securities Transfer ("FAST") program, upon request of the Investor, the Company shall use its commercially reasonable efforts to cause its transfer agent to electronically transmit the Securities by crediting the account of the Investor's prime broker (which shall be specified by the Investor a reasonably sufficient time in advance) with DTC through its Deposit Withdrawal Agent Commission ("DWAC") system.

         The Company understands that a delay in the issuance of Securities beyond the Closing Date could result in economic loss to the Investor. After the Effective Date, as compensation to the Investor for such loss, the Company agrees to pay late payments to the Investor for late issuance of Securities (delivery of Securities after the applicable Closing Date) in accordance with the following schedule (where "No. of Days Late" is defined as the number of days beyond the Closing Date):

         Late Payment For Each
         No. of Days Late                   $10,000 of Common Stock
         ----------------                   -----------------------

                  1                                 $100
                  2                                 $200
                  3                                 $300
                  4                                 $400
                  5                                 $500
                  6                                 $600
                  7                                 $700
                  8                                 $800
                  9                                 $900
                  10                                $1,000
                  Over 10                           $1,000 + $200 for each
                                                Business Day late beyond 10 days

The Company shall pay any payments incurred under this Section in immediately available funds upon demand. Nothing herein shall limit the Investor's right to pursue actual damages for the Company's failure to issue and deliver the Securities to the Investor, except to the extent that such late payments shall constitute payment for and offset any such actual damages alleged by the Investor, and any Buy In Adjustment Amount.

         (i) Overall Limit on Common Stock Issuable. Notwithstanding anything contained herein to the contrary, if during the Open Period the Company becomes listed on an exchange that limits the number of shares of Common Stock that may be issued without shareholder approval, then the number of Shares issuable by the Company and purchasable by the Investor, shall not exceed that number of the shares of Common Stock that may be issuable without shareholder approval, subject to appropriate adjustment for stock splits, stock dividends, combinations or other similar recapitalization affecting the Common Stock (the "Maximum Common Stock Issuance"), unless the issuance of Shares, in excess of the Maximum Common Stock Issuance shall first be approved by the Company's shareholders in accordance with applicable law and the By-laws and Amended and Restated Certificate of Incorporation of the Company, if such issuance of shares of Common Stock could cause a delisting on the Principal Market. The parties understand and agree that the Company's failure to seek or obtain such shareholder approval shall in no way adversely affect the validity and due authorization of the issuance and sale of Securities or the Investor's obligation in accordance with the terms and conditions hereof to purchase a number of Shares in the aggregate up to the Maximum Common Stock Issuance limitation, and that such approval pertains only to the applicability of the Maximum Common Stock Issuance limitation provided in this Section 2(i).

         (j) For the purpose of this Agreement, the term "Valuation Event" means the Company taking any of the following actions at any time during a Pricing
Period:

                  (i) the subdivision or combinations of the Company's Common Stock;

                  (ii) the payment of a dividend or any other distribution with respect to shares of the Company's Common Stock;

                  (iii) the issuance of any options or other rights to subscribe for or purchase Common Stock ("Options") or any securities convertible into or exchangeable for Common Stock ("Convertible Securities"), the price per share for which Common Stock is shall be less than the bid price in effect immediately prior to such issuance of such Options or Convertible Securities;

                  (iv) the issuance of shares of Common Stock other than as provided in the foregoing subsections (i) through (iii), at a price per share less, or for other consideration lower, than the bid price in effect immediately prior to such issuance, or without consideration; or

                  (v)  the   distribution   of  its  assets  or   evidences   of
         indebtedness to the holders of Common Stock as a dividend in liquidation or by way of return of capital or other than as a dividend payable out of earnings or surplus legally available for dividends under applicable law or any distribution to such holders made in respect of the sale of all or substantially all of the Company's assets (other than under the circumstances provided for in the foregoing subsections (i) through (iv)).

         (k) The Company agrees that it shall not take any action that would result in a Valuation Event occurring during a Pricing Period.

         (l) Procedure if Material Facts are Reasonably Believed to be Untrue or are Omitted. In the event after consultation with the Company and its counsel, the Investor or the Investor's counsel reasonably believes that the Registration Statement contains an untrue statement or a material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading, (i) the Company shall file with the SEC an amendment to the Registration Statement responsive to such alleged untrue statement or omission and provide the Investor, as promptly as practicable, with copies of the Registration Statement and related Prospectus, as so amended, or (ii) if the Company disputes the existence of any such material misstatement or omission, and in the event the dispute relates to the adequacy of financial disclosure and the Investor shall reasonably request, the Company's independent auditors shall provide to the Company a letter ("agreed Upon Procedures Report") outlining the performance of such "agreed upon procedures," which shall not require any more than the SAS 71 review described above as shall be reasonably requested by the Investor and the Company shall provide the Investor with a copy of such letter.

         (m) Delisting; Suspension. If at any time during the Open Period or within 30 calendar days after the end of the Open Period; (i) the Registration Statement, after it has been declared effective, shall not remain effective and available for sale of all the Registrable Securities for a period exceeding 10 calendar days; (ii) the Common Stock shall not be listed on the Principal Market or shall have been suspended from trading thereon (excluding suspensions of not more than one trading day resulting from business announcements by the Company) or the Company shall have been notified of any pending or threatened proceeding or other action to delist or suspend the Common Stock; (iii) there shall have occurred a Major Transaction (as defined in Section 2(g)) or the public announcement of a pending Major Transaction which has not been abandoned or terminated; or (iv) the Registration Statement is no longer effective or stale for a period of more than five Trading Days as a result of the Company's failure to timely file its financial statements or for any other reason, the Company shall repurchase, within 30 calendar days of the occurrence of one of the events listed in clauses (i), (ii), (iii) or (iv) above (each a "Repurchase Event") and subject to the limitations imposed by applicable federal and state law, all or any part of the Securities issued to the Investor within the 60 Trading Days preceding the occurrence of the Repurchase Event and then held by the Investor at a price per Share equal to the highest closing bid price during the period beginning on the date of the Repurchase Event and ending on and including the date on which the Investor is paid by the Company for the repurchase of the Shares (the "Payment Amount"). If the Company fails to pay to the Investor the full aggregate Payment Amount within ten calendar days of the occurrence of a Repurchase Event, the Company shall pay to the Investor, on the first Trading Day following such tenth calendar day, in addition to and not in lieu of the Payment Amount payable by the Company to the Investor, an amount equal to 2% of the aggregate Payment Amount then due and payable to the Investor, in cash by wire transfer, plus compounded annual interest of 18% on such Payment Amount during the period, beginning on the day following such tenth calendar day, during which such Payment Amount, or any portion thereof, is outstanding.

         (n) Governmental or Criminal Actions. During the Open Period, the Company or any of its management or board of directors ("Insiders") shall not be the cause for an investigation by any governmental agencies whether foreign or domestic. All Insiders shall also not be charged with any criminal activities whether it be foreign or domestic, securities related or non-securities related for the Open Period.

Section 3.  INVESTOR'S REPRESENTATIONS, WARRANTIES AND COVENANTS.
            ----------------------------------------------------

         The Investor represents and warrants to the Company, and covenants, that:

         (a) Sophisticated Investor. The Investor has, by reason of its business and financial experience, such knowledge, sophistication and experience in financial and business matters and in making investment decisions of this type that it is capable of (i) evaluating the merits and risks of an investment in the Securities and making an informed investment decision; (ii) protecting its own interest; and (iii) bearing the economic risk of such investment for an indefinite period of time.

         (b) Authorization; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Investor and is a valid and binding agreement of the Investor enforceable against the Investor in accordance with its terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

                  (c) Section 9 of the 1934 Act. During the term of this Agreement, the Investor will comply with the provisions of Section 9 of the 1934 Act, and the rules promulgated thereunder, with respect to transactions involving the Common Stock. The Investor agrees not to short, either directly or indirectly through its affiliates, principals or advisors, the Company's common stock during the term of this Agreement. The Investor shall furnish in writing to the Company such information regarding itself, the Securities held by it and the intended method of disposition of the Securities held by it as shall reasonably be required to effect the registration of such Securities under the term of the Registration Rights Agreement and shall execute such documents in connection with such registration as the Company may reasonably request to cause effectiveness. The Investor covenants and agrees that, in connection with any sale of Securities by it pursuant to a Registration Statement, it shall comply with the "Plan of Distribution" section of the current prospectus relating to such Registration Statement.


         (d) Accredited Investor. Investor is an "Accredited Investor" as that term is defined in Rule 501(a)(3) of Regulation D of the 1933 Act.

         (e) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Investor and the consummation by the Investor of the transactions contemplated hereby and thereby will not result in a violation of Partnership Agreement or other organizational documents of the Investor.

         (f) Opportunity to Discuss. The Investor has had an opportunity to discuss the business, management and financial affairs of the Company with the Company's management to a level of satisfactory conditions for this type of investment.

         (g) Investment Purposes. The Investor is purchasing the Securities for its own account for investment purposes and not with a view towards distribution and agrees to resell or otherwise dispose of the Securities solely in accordance with the registration provisions of the 1933 Act (or pursuant to an exemption from such registration provisions).

         (h) No Registration as a Broker or Dealer. The Investor is not and will not be required to be registered as a "broker or "dealer" under the 1934 Act, either as a result of its execution and performance of its obligations under this Agreement or otherwise.

         (i) Good Standing.    The  Investor is  a  Limited   Partnership,  duly
organized,  validly existing and in good standing in the State of Delaware.

         (j) Tax Liabilities. The Investor understands that it is liable for its own tax liabilities.

         (k)  Regulation M.    The Investor  will comply with Regulation M under
the 1934 Act, if applicable

Section 4.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
            ---------------------------------------------

         Except as set forth in the Schedules attached hereto, or as disclosed on the Company's SEC Documents, the Company represents and warrants to the Investor that:

         (a) Organization and Qualification. The Company is a corporation duly organized and validly existing in good standing under the laws of the State of Nevada, and has the requisitecorporate power and authorization to own its properties and to carry on its business as now being conducted. Each of the Company and its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, "Material Adverse Effect" means any material adverse effect on the business, properties, assets, operations, results of operations, financial condition or prospects of the Company and its Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements and instruments to be entered into in connection herewith, or on the authority or ability of the Company to perform its obligations under the Transaction Documents (as defined in Section 1 and 4(b), below).

         (b)  Authorization; Enforcement; Compliance with Other Instruments.

                  (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Registration Rights Agreement, and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the "Transaction Documents"), and to issue the Securities in accordance with the terms hereof and thereof.

                  (ii) The execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby, including without limitation the reservation for issuance and the issuance of the Securities pursuant to this Agreement, have been duly and validly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors, or its shareholders.

                  (iii) The Transaction Documents have been duly and validly executed and delivered by the Company.

                  (iv) The Transaction Documents constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

         (c) Capitalization. As of the date hereof, the authorized capital stock of the Company consists of (i) 7,000,000 shares of Common Stock, .001 par value per share, of which as of the date hereof, 6,475,000 shares are issued and outstanding; 5,000,000 shares of Preferred Stock, .001 par value per share none of which are outstanding; as of January 16, 2004, 1,399,000 shares of Common Stock are reserved for issuance pursuant to options, warrants and other convertible securities. All of such outstanding shares have been, or upon issuance will be, validly issued and are fully paid and nonassessable. Except as disclosed in the Company's publicly available filings with Periodic Filings, (i) no shares of the Company's capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company; (ii) there are no outstanding debt securities; (iii) there are no outstanding shares of capital stock, options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries; (iv) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except the Registration Rights Agreement);
(v) there are no outstanding securities of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (vi) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities as described in this Agreement; (vii) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement; and (viii) there is no dispute as to the classification of any shares of the Company's capital stock. The Company has furnished to the Investor, or the Investor has had access through EDGAR to, true and correct copies of the Company's Amended and Restated Certificate of Incorporation, as in effect on the date hereof (the "Certificate of Incorporation"), and the Company's By-laws, as in effect on the date hereof (the "By-laws"), and the terms of all securities convertible into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto.

         (d) Issuance of Shares. The Company shall authorize and duly reserve for issuance pursuant to this Agreement such number of shares of its Common Stock as is provided in Section 2(a) of the Registration Rights Agreement (subject to adjustment pursuant to the Company's covenant set forth in Section 5(f) below). Upon issuance in accordance with this Agreement, the Securities will be validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof. In the event the Company cannot register a sufficient number of Shares for issuance pursuant to this Agreement, the Company will use its best efforts to authorize and reserve for issuance the number of Shares required for the Company to perform its obligations hereunder as soon as reasonably practicable.

         (e) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) result in a violation of the Certificate of Incorporation, any Certificate of Designations, Preferences and Rights of any outstanding series of preferred stock of the Company or the By-laws; or (ii) conflict with, or constitute a material default (or an event which with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, contract, indenture mortgage, indebtedness or instrument to which the Company or any of its Subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including United States federal and state securities laws and regulations and the rules and regulations of the Principal Market or principal securities exchange or trading market on which the Common Stock is traded or listed) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected. Except as disclosed in Schedule 4(e), neither the Company nor its Subsidiaries is in violation of any term of, or in default under, the Certificate of Incorporation, any Certificate of Designations, Preferences and Rights of any outstanding series of preferred stock of the Company or the By-laws or their organizational charter or by-laws, respectively, or any contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its Subsidiaries, except for possible conflicts, defaults, terminations, amendments, accelerations, cancellations and violations that would not individually or in the aggregate have a Material Adverse Effect. The business of the Company and its Subsidiaries is not being conducted, and shall not be conducted, in violation of any law, statute, ordinance, rule, order or regulation of any governmental authority or agency, regulatory or self-regulatory agency, or court, except for possible violations the sanctions for which either individually or in the aggregate would not have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the 1933 Act, the Company is not required to obtain any consent, authorization, permit or order of, or make any filing or registration (except the filing of a registration statement) with, any court, governmental authority or agency, regulatory or self-regulatory agency or other third party in order for it to execute, deliver or perform any of its obligations under, or contemplated by, the Transaction Documents in accordance with the terms hereof or thereof. All consents, authorizations, permits, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof and are in full force and effect as of the date hereof. Except as disclosed in Schedule 4(e), the Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing. The Company is not, and will not be, in violation of the listing requirements of the Principal Market as in effect on the date hereof and on each of the Closing Dates and is not aware of any facts which would reasonably lead to delisting of the Common Stock by the Principal Market in the foreseeable future.

         (f) SEC Documents; Financial Statements. Since at least December 15, 2003, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC Documents"). The Company has delivered to the Investor or its representatives, or they have had access through EDGAR to, true and complete copies of the SEC Documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective filing dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other written information provided by or on behalf of the Company to the Investor which is not included in the SEC Documents, including, without limitation, information referred to in Section 4(d) of this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstance under which they are or were made, not misleading. Neither the Company nor any of its Subsidiaries or any of their officers, directors, employees or agents have provided the Investor with any material, nonpublic information which was not publicly disclosed prior to the date hereof and any material, nonpublic information provided to the Investor by the Company or its Subsidiaries or any of their officers, directors, employees or agents prior to any Closing Date shall be publicly disclosed by the Company prior to such Closing Date.

         (g) Absence of Certain Changes. Except as set forth in the SEC Documents, the Company does not intend to change the business operations of the Company. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law nor does the Company or its Subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings.

         (h) Absence of Litigation. Except as set forth in the SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the executive officers of Company or any of its Subsidiaries, threatened against or affecting the Company, the Common Stock or any of the Company's Subsidiaries or any of the Company's or the Company's Subsidiaries' officers or directors in their capacities as such, in which an adverse decision could have a Material Adverse Effect.

         (i) Acknowledgment Regarding Investor's Purchase of Shares. The Company acknowledges and agrees that the Investor is acting solely in the capacity of arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that the Investor is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby and any advice given by the Investor or any of its respective representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the Investor's purchase of the Securities. The Company further represents to the Investor that the Company's decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

         (j) No Undisclosed Events, Liabilities, Developments or Circumstances. Except as set forth in the SEC Documents, since December 15, 2003, no event, liability, development or circumstance has occurred or exists, or to the Company's knowledge is contemplated to occur, with respect to the Company or its Subsidiaries or their respective business, properties, assets, prospects, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws on a registration statement filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly announced.

         (k) Employee Relations. Neither the Company nor any of its Subsidiaries is involved in any union labor dispute nor, to the knowledge of the Company or any of its Subsidiaries, is any such dispute threatened. Neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that relations with their employees are good. No executive officer (as defined in Rule 501(f) of the 1933 Act) has notified the Company that such officer intends to leave the Company's employ or otherwise terminate such officer's employment with the Company.

         (l) Intellectual Property Rights. The Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. Except as set forth the SEC Documents, none of the Company's trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, government authorizations, trade secrets or other intellectual property rights necessary to conduct its business as now or as proposed to be conducted have expired or terminated, or are expected to expire or terminate within two years from the date of this Agreement. The Company and its Subsidiaries do not have any knowledge of any infringement by the Company or its Subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others and, except as set forth on the SEC Documents, there is no claim, action or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company or its Subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement; and the Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing. The Company and its Subsidiaries have taken commercially reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties.

         (m) Environmental Laws. The Company and its Subsidiaries (i) are, to the knowledge of management of the Company, in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"); (ii) have, to the knowledge of management of the Company, received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) are in compliance, to the knowledge of the Company, with all terms and conditions of any such permit, license or approval where, in each of the three foregoing cases, the failure to so comply would have, individually or in the aggregate, a Material Adverse Effect.

         (n) Title. The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in the SEC Documents or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its Subsidiaries. Any real property and facilities held under lease by the Company or any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

         (o) Insurance. The Company and each of its Subsidiaries will insure its and their respective businesses as is required by the conduct of such businesses in the future by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company reasonably believes to be prudent and customary in the businesses in which the Company and its Subsidiaries will be engaged. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

         (p) Regulatory Permits. The Company and its Subsidiaries have in full force and effect all certificates, approvals, authorizations and permits from the appropriate federal, state, local or foreign regulatory authorities and comparable foreign regulatory agencies, necessary to own, lease or operate their respective properties and assets and conduct their respective businesses, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, approval, authorization or permit, except for such certificates, approvals, authorizations or permits which if not obtained, or such revocations or modifications which, would not have a Material Adverse Effect.

         (q)  Internal  Accounting  Controls.   The  Company  and  each  of  its
Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         (r) No Materially Adverse Contracts, Etc. Neither the Company nor any of its Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company's officers has or is expected in the future to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is a party to any contract or agreement which in the judgment of the Company's officers has or is expected to have a Material Adverse Effect.

         (s) Tax Status. The Company and each of its Subsidiaries has made or filed all United States federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

         (t) Certain Transactions. Except as set forth in the SEC Documents filed at least ten days prior to the date hereof and except for arm's length transactions pursuant to which the Company makes payments in the ordinary course of business upon terms no less favorable than the Company could obtain from third parties and other than the grant of stock options disclosed in the SEC Documents, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

         (u) Dilutive Effect. The Company understands and acknowledges that the number of Shares issuable upon purchases pursuant to this Agreement will increase in certain circumstances including, but not necessarily limited to, the circumstance wherein the trading price of the Common Stock declines during the period between the Effective Date and the end of the Open Period. The Company's executive officers and directors have studied and fully understand the nature of the transactions contemplated by this Agreement and recognize that they have a potential dilutive effect. The Board of Directors of the Company has concluded, in its good faith business judgment, that such issuance is in the best interests of the Company. The Company specifically acknowledges that, subject to such limitations as are expressly set forth in the Transaction Documents, its obligation to issue Shares of Common Stock upon purchases pursuant to this Agreement is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Company.


         (v) Lock-up. The Company shall cause its officers, insiders, directors, affiliates or other related parties to refrain from selling Common Stock during each Pricing Period.

         (w) No General Solicitation. Neither the Company, nor any of its affiliates, nor any person acting on its behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Common Stock offered hereby.

         (x) No brokers, finders or financial advisory fees or commissions will be payable by the Company with respect to the transaction contemplated by this Agreement other than described in Section 12 (m) of this Agreement.

Section 5.  COVENANTS OF THE COMPANY
            ------------------------

         (a) Best Efforts.   The  Company  shall  use  commercially   reasonable
efforts   timely  to  satisfy  each  of  the conditions to be satisfied by it as provided in Section 7 of this Agreement.

         (b) Blue Sky. The Company shall, at its sole cost and expense, on or before each of the Closing Dates, take such action as the Company shall reasonably determine is necessary to qualify the Securities for, or obtain exemption for the Securities for, sale to the Investor at each of the Closings pursuant to this Agreement under applicable securities or "Blue Sky" laws of such states of the United States, as reasonably specified by Investor, and shall provide evidence of any such action so taken to the Investor on or prior to the Closing Date.

         (c) Reporting Status. Until the earlier to occur of (i) the first date which is after the date this Agreement is terminated pursuant to Section 9 and on which the Holders (as that term is defined in the Registration Rights Agreement) may sell all of the Securities without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto); and (ii) the date on which (A) the Holders shall have sold all the Securities; and (B) this Agreement has been terminated pursuant to Section 9 (the "Registration Period"), the Company shall file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as a reporting company under the 1934 Act.

         (d) Use of Proceeds. The Company will use the proceeds from the sale of the Shares (excluding amounts paid by the Company for fees as set forth in the Transaction Documents) for general corporate and working capital purposes or for other purposes deemed fit by the Company's Board of Directors.

         (e) Financial Information. The Company agrees to make available to the Investor via EDGAR or other electronic means the following to the Investor during the Registration Period: (i) within five (5) Trading Days after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-KSB, its Quarterly Reports on Form 10-QSB, any Current Reports on Form 8-K and any Registration Statements or amendments filed pursuant to the 1933 Act; (ii) on the same day as the release thereof, facsimile copies of all press releases issued by the Company or any of its Subsidiaries; (iii) copies of any notices and other information made available or given to the shareholders of the Company generally, contemporaneously with the making available or giving thereof to the shareholders; and (iv) within two (2) calendar days of filing or delivery thereof, copies of all documents filed with, and all correspondence sent to, the Principal Market, any securities exchange or market, or the National Association of Securities Dealers, Inc., unless such information is material nonpublic information.

         (f) Reservation of Shares. Subject to the following sentence, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, a sufficient number of Shares of Common Stock to provide for the issuance of the Securities hereunder. In the event that the Company determines that it does not have a sufficient number of authorized Shares to reserve and keep available for issuance as described in this Section 5(f), the Company shall use its best efforts to increase the number of authorized Shares by seeking shareholder approval for the authorization of such additional shares.

         (g) Listing. The Company shall promptly secure and maintain the listing of all of the Registrable Securities (as defined in the Registration Rights Agreement) upon the Principal Market and each other national securities exchange and automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, such listing of all Registrable Securities from time to time issuable under the terms of the Transaction Documents. The Company shall maintain the Common Stock's authorization for quotation on the Principal Market. Neither the Company nor any of its Subsidiaries shall take any action which would be reasonably expected to result in the delisting or suspension of the Common Stock on the Principal Market (excluding suspensions of not more than one trading day resulting from business announcements by the Company). The Company shall promptly provide to the Investor copies of any notices it receives from the Principal Market regarding the continued eligibility of the Common Stock for listing on such automated quotation system or securities exchange. The Company shall pay all fees and expenses in connection with satisfying its obligations under this
Section 5(g).


         (h) Filing of Form 8-K. On or before the date which is five Trading Days after the Execution Date, the Company shall file a Current Report on Form 8-K with the SEC describing the terms of the transaction contemplated by the Transaction Documents in the form required by the 1934 Act, if such filing is required.

         (i) Corporate Existence. The Company shall use its best efforts to preserve and continue the corporate existence of the Company.

         (j) Notice of Certain Events Affecting Registration; Suspension of Right to Make a Put. The Company shall promptly notify Investor upon the occurrence of any of the following events in respect of a Registration Statement or related prospectus in respect of an offering of the Securities and shall not deliver any Put Notice during the continuation of any of the following events:
(i) receipt of any request for additional information by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or related prospectus; (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in such Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related prospectus or documents so that, in the case of a Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate, and the Company shall promptly make available to Investor any such supplement or amendment to the related prospectus. The Company shall not deliver to Investor any Put Notice during the continuation of any of the foregoing events.

         (k) Reimbursement. If (i) Investor becomes involved in any capacity in any action, proceeding or investigation brought by any shareholder of the
Company,  in  connection  with  or  as a  result  of  the  consummation  of  the transactions contemplated by the Transaction Documents, or if Investor is impleaded in any such action, proceeding or investigation by any person (other than as a result of a breach of the Investor's representations and warranties set forth in this Agreement); or (ii) Investor becomes involved in any capacity in any action, proceeding or investigation brought by the SEC against or involving the Company or in connection with or as a result of the consummation of the transactions contemplated by the Transaction Documents (other than as a result of a breach of the Investor's representations and warranties set forth in this Agreement), or if Investor is impleaded in any such action, proceeding or investigation by any person, then in any such case, the Company will reimburse Investor for its reasonable legal and other expenses (including the cost of any investigation and preparation) incurred in connection therewith, as such expenses are incurred. In addition, other than with respect to any matter in which Investor is a named party, the Company will pay to Investor the charges, as reasonably determined by Investor, for the time of any officers or employees of Investor devoted to appearing and preparing to appear as witnesses, assisting in preparation for hearings, trials or pretrial matters, or otherwise with respect to inquiries, hearing, trials, and other proceedings relating to the subject matter of this Agreement. The reimbursement obligations of the Company under this section shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any affiliates of Investor that are actually named in such action, proceeding or investigation, and partners, directors, agents, employees, attorneys, accountants, auditors and controlling persons (if any), as the case may be, of Investor and any such affiliate, and shall be binding upon and inure to the benefit of any successors of the Company, Investor and any such affiliate and any such person.

Section 6. COVER.
           -----
         If  the  number  of  Shares   represented  by  any  Put  Notices become
restricted or are no longer freely trading for any reason, and after the applicable Closing Date, the Investor purchases, in an open market transaction or otherwise, the Company's Common Stock (the "Covering Shares") in order to make delivery in satisfaction of a sale of Common Stock by the Investor (the "Sold Shares"), which delivery such Investor anticipated to make using the Shares represented by the Put Notice (a "Buy-In"), the Company shall pay to the Investor the Buy-In Adjustment Amount (as defined below). The "Buy-In Adjustment Amount" is the amount equal to the excess, if any, of (a) the Investor's total purchase price (including brokerage commissions, if any) for the Covering Shares over (b) the net proceeds (after brokerage commissions, if any) received by the Investor from the sale of the Sold Shares. The Company shall pay the Buy-In Adjustment Amount to the Investor in immediately available funds immediately upon demand by the Investor. By way of illustration and not in limitation of the foregoing, if the Investor purchases Common Stock having a total purchase price (including brokerage commissions) of $11,000 to cover a Buy-In with respect to the Common Stock it sold for net proceeds of $10,000, the Buy-In Adjustment Amount which the Company will be required to pay to the Investor will be $1,000.


Section 7.  CONDITIONS OF THE COMPANY'S OBLIGATION TO SELL.
            ----------------------------------------------

         The obligation hereunder of the Company to issue and sell the Securities to the Investor is further subject to the satisfaction, at or before each Closing Date, of each of the following conditions set forth below. These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

         (a) The Investor shall have executed each of this Agreement and the Registration Rights Agreement and delivered the same to the Company.

         (b) The Investor shall have delivered to the Company the Purchase Price for the Securities being purchased by the Investor at the Closing (after receipt of confirmation of delivery of such Securities) by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

         (c) The representations and warranties of the Investor shall be true and correct as of the date when made and as of the applicable Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Investor shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Investor at or prior to such Closing Date.

         (d) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

         (e) No Valuation Event shall have occurred since the applicable Put Notice Date.


Section 8.  FURTHER CONDITIONS OF THE INVESTOR'S OBLIGATION TO PURCHASE.
            -----------------------------------------------------------

         The obligation of the Investor hereunder to purchase Securities is subject to the satisfaction, on or before each Closing Date, of each of the following conditions set forth below.

         (a) The Company shall have executed each of the Transaction Documents and delivered the same to the Investor.

         (b) The Common Stock shall be authorized for quotation on the Principal Market and trading in the Common Stock shall not have been suspended by the Principal Market or the SEC, at any time beginning on the date hereof and through and including the respective Closing Date (excluding suspensions of not more than one Trading Day resulting from business announcements by the Company, provided that such suspensions occur prior to the Company's delivery of the Put Notice related to such Closing).

         (c) The representations and warranties of the Company shall be true and correct as of the date when made and as of the applicable Closing Date as though made at that time (except for (i) representations and warranties that speak as of a specific date and (ii) with respect to the representations made in Sections 4(g), (h) and (j) and the third sentence of Section 4(k) hereof, events which occur on or after the date of this Agreement and are disclosed in SEC filings made by the Company at least ten Trading Days prior to the applicable Put Notice
Date) and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company on or before such Closing Date. The Investor may request an update as of such Closing Date regarding the representation contained in Section 4(c) above.

         (d) The Company shall have executed and delivered to the Investor the certificates representing, or have executed electronic book-entry transfer of, the Securities (in such denominations as such Investor shall request) being purchased by the Investor at such Closing.

         (e) The Board of Directors of the Company shall have adopted resolutions consistent with Section 4(b)(ii) above (the "Resolutions") and such Resolutions shall not have been amended or rescinded prior to such Closing Date.

         (f)  reserved.

         (g) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

         (h) The Registration Statement shall be effective on each Closing Date and no stop order suspending the effectiveness of the Registration statement shall be in effect or shall be pending or threatened. Furthermore, on each Closing Date (i) neither the Company nor Investor shall have received notice that the SEC has issued or intends to issue a stop order with respect to such Registration Statement or that the SEC otherwise has suspended or withdrawn the effectiveness of such Registration Statement, either temporarily or permanently, or intends or has threatened to do so (unless the SEC's concerns have been addressed and Investor is reasonably satisfied that the SEC no longer is considering or intends to take such action), and (ii) no other suspension of the use or withdrawal of the effectiveness of such Registration Statement or related prospectus shall exist.

         (i) At the time of each Closing, the Registration Statement (including information or documents incorporated by reference therein) and any amendments or supplements thereto shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading or which would require public disclosure or an update supplement to the prospectus.

         (j) If applicable, the shareholders of the Company shall have approved the issuance of any Shares in excess of the Maximum Common Stock Issuance in accordance with Section 2(i).

         (k) The conditions to such Closing set forth in Section 2(f) shall have been satisfied on or before such Closing Date.

         (l) The Company shall have certified to the Investor the number of Shares of Common Stock outstanding when a Put Notice is given to the Investor.


Section 9.  TERMINATION.  This Agreement shall terminate upon any of the
            -----------
following events:

         (i) when the Investor has purchased an aggregate of Ten Million Dollars ($10,000,000) in the Common Stock of the Company pursuant to this Agreement; provided that the Company's representations, warranties and covenants contained in this Agreement insofar as applicable to the transactions consummated hereunder prior to such termination, shall survive the termination of this Agreement for the period of any applicable statute of limitations;

         (ii) on the date which is thirty-six (36) months after the Effective Date;

         (iii) if the Company shall file or consent by answer or otherwise to the entry of an order for relief or approving a petition for relief, reorganization or arrangement or any other petition in bankruptcy for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or shall make an assignment for the benefit of its creditors, or shall consent to the appointment of a custodian, receiver, trustee or other officer with similar powers of itself or of any substantial part of its property, or shall be adjudicated a bankrupt or insolvent, or shall take corporate action for the purpose of any of the foregoing, or if a court or governmental authority of competent jurisdiction shall enter an order appointing a custodian, receiver, trustee or other officer with similar powers with respect to the Company or any substantial part of its property or an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law, or an order for the dissolution, winding up or liquidation of the Company, or if any such petition shall be filed against the Company; or

         (iv)  by the mutual agreement of the parties set forth in writing.

Section 10.  SUSPENSION. This Agreement shall be suspended upon any of the
             ----------
following events, and shall remain suspended until such event is rectified:

         (i) the trading of the Common Stock is suspended by the SEC, the Principal Market or the NASD for a period of five consecutive Trading Days during the Open Period;

         (ii) the Company shall not have filed with the SEC the initial Registration Statement with respect to the resale of the Registrable Securities in accordance with the terms of the initial Registration Rights Agreement within 90 calendar days of the date hereof or the Registration Statement has not been declared effective within 180 calendar days of the date hereof; or

         (iii) The Common Stock ceases to be registered under the 1934 Act or listed or traded on the Principal Market. Upon the occurrence of one of the above-described events, the Company shall send written notice of such event to the Investor.


Section 11. INDEMNIFICATION.  In consideration of the parties mutual obligations
            ---------------
set forth in the Transaction Documents, each of the parties (in such capacity, an "Indemnitor") shall defend, protect, indemnify and hold harmless the the other and all of the other party's shareholders, officers, directors, employees, counsel, and direct or indirect investors and any of the foregoing person's agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by the Indemnitor or any other certificate, instrument or document contemplated hereby or thereby; (ii) any breach of any covenant, agreement or obligation of the Indemnitor contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby; or (iii) any cause of action, suit or claim brought or made against such Indemnitee by a third party and arising out of or resulting from the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, except insofar as any such misrepresentation, breach or any untrue statement, alleged untrue statement, omission or alleged omission is made in reliance upon and in conformity with written information furnished to Indemnitor which is specifically intended for use in the preparation of any such Registration Statement, preliminary prospectus, prospectus or amendments to the prospectus. To the extent that the foregoing undertaking by the Indemnitor may be unenforceable for any reason, the Indemnitor shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The indemnity provisions contained herein shall be in addition to any cause of action or similar rights Indemnitor may have, and any liabilities the Indemnitor or the Indemnitees may be subject to.


Section 12.  GOVERNING LAW; MISCELLANEOUS.
             ----------------------------

         (a) Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts without regard to the principles of conflict of laws. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of Boston, County of Suffolk, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

         (b) Legal Fees; and Miscellaneous Fees. Except as otherwise set forth in the Transaction Documents, the each party shall pay the fees and expenses of its advisers, counsel, the accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. Any attorneys' fees and expenses incurred by either the Company or by the Investor in connection with the preparation, negotiation, execution and delivery of any amendments to this Agreement or relating to the enforcement of the rights of any party, after the occurrence of any breach of the terms of this Agreement by another party or any default by another party in respect of the transactions contemplated hereunder, shall be paid on demand by the party which breached the Agreement and/or defaulted, as the case may be. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of any Securities.

         (c) Counterparts. This Agreement may be executed in two (2) or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

         (d) Headings; Singular/Plural. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Whenever required by the context of this Agreement, the singular shall include the plural and masculine shall include the feminine.

         (e) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

         (f) Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements between the Investor, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein (including the other Transaction Documents) contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Investor, and no provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

         (g) Notices. Any notices or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

         If to the Company:

                  Whistler Investments, Inc.
                  5001 East Bonanza Road
                  Suite 144-145
                  Las Vegas, Nevada 89110
                  Telephone:        702-296-2454
                  Facsimile:        702-940-6516

         If to the Investor:

                  Dutchess Private Equities fund, LP
                  312 Stuart Street
                  Boston, MA  02116
                  Telephone:        617-960-3582
                  Facsimile:        617-960-3772

         Each party shall provide five days' prior written notice to the other party of any change in address or facsimile number.


         (h)  No Assignment. This Agreement may not be assigned.

         (i) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

         (j) Survival. The representations and warranties of the Company and the Investor contained in Sections 2 and 3, the agreements and covenants set forth in Sections 4 and 5, and the indemnification provisions set forth in Section 11, shall survive each of the Closings and the termination of this Agreement.

         (k) Publicity. The Company and Investor shall consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and no party shall issue any such press release or otherwise make any such public statement without the prior written consent of the other parties, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, in which such case the disclosing party shall provide the other parties with prior notice of such public statement. Notwithstanding the foregoing, the Company shall not publicly disclose the name of Investor without the prior written consent of such Investor, except to the extent required by law. Investor acknowledges that this Agreement and all or part of the Transaction Documents may be deemed to be "material contracts" as that term is defined by Item 601(b)(10) of Regulation S-B, and that the Company may therefore be required to file such documents as exhibits to reports or registration statements filed under the 1933 Act or the 1934 Act. Investor further agrees that the status of such documents and materials as material contracts shall be determined solely by the Company, in consultation with its counsel.

         (l) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         (m) Placement Agent. The Company agrees to pay Charleston Capital Corporation, ("Charleston") a registered broker dealer, $10,000. The $10,000 shall be payable from 1% (one percent) of the Put Amount on each draw toward the fee. Charleston will also act as an unaffiliated broker dealer. The Investor shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other persons or entities for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents. The Company shall indemnify and hold harmless the Investor, their employees, officers, directors, agents, and partners, and their respective affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorney's fees) and expenses incurred in respect of any such claimed or existing fees, as such fees and expenses are incurred.


         (n) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

         (o) Remedies. The Investor and each holder of the Shares shall have all rights and remedies set forth in this Agreement and the Registration Rights Agreement and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any default or breach of any provision of this Agreement, including the recovery of reasonable attorneys fees and costs, and to exercise all other rights granted by law.

         (p) Payment Set Aside. To the extent that the Company makes a payment or payments to the Investor hereunder or the Registration Rights Agreement or the Investor enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

         (q) Pricing of Common  Stock.  For purposes of this  Agreement, the bid
price  of  the  Common  Stock  in   this  Agreement  shall  be  as  reported  on
Bloomberg.com.



                                   * * *

                                          SIGNATURE PAGE OF INVESTMENT AGREEMENT

         The signature of the authorized representative of the on this Signature Page evidences the Company's agreement to be bound by the terms and conditions of the Investment Agreement and the Registration Rights Agreement as of the date first written above.

         The undersigned signatory hereby certifies that he has read and understands the Investment Agreement, and the representations made by the Company in this Investment Agreement are true and accurate, and on behalf of the Company, agrees to be bound by its terms.



                                            DUTCHESS PRIVATE EQUITIES FUND, L.P.
                                            BY ITS GENERAL PARTNER,
                                            DUTCHESS CAPITAL MANAGEMENT, LLC


                                            By:/s/ Douglas Leighton
                                            ------------------------------------
                                            Douglas H. Leighton, Managing Member




      WHISTLER INVESTMENTS, INC


  By:/s/ Holly Roseberry
  ----------------------------------------
  Holly Roseberry, Chief Executive Officer

                                LIST OF EXHIBITS
                               -----------------


EXHIBIT A                       Registration Rights Agreement
EXHIBIT B                       Opinion of Company's Counsel
EXHIBIT C                       [reserved]
EXHIBIT D                       Broker Representation Letter
EXHIBIT E                       Board Resolution
EXHIBIT F                       Put Notice
EXHIBIT G                       Put Settlement Sheet


                                LIST OF SCHEDULES
                                -----------------

Schedule 4(a)                   Subsidiaries
Schedule 4(c)                   Capitalization
Schedule 4(e)                   Conflicts
Schedule 4(g)                   Material Changes
Schedule 4(h)                   Litigation
Schedule 4(l)                   Intellectual Property
Schedule 4(n)                   Liens
Schedule 4(t)                   Certain Transactions





                                EXHIBIT A


                                EXHIBIT B


                                EXHIBIT C



                                EXHIBIT D

                                [BROKER'S LETTERHEAD]




Date
Via Facsimile

Attention:

----------------------
----------------------
----------------------

                         Re: Whistler Investments, Inc.

Dear __________________:

It is our understanding that the Form______  Registration  Statement bearing SEC
File Number ( ___-______) filed by Whistler Investments, Inc. on Form _____ on __________, 2003 was declared effective on _________, 2003.

This letter shall confirm that ______________ shares of the common stock of Whistler Investments, Inc. are being sold on behalf of __________________ and that we shall comply with the prospectus delivery requirements set forth in that Registration Statement by filing the same with the purchaser.

If you have any questions please do not hesitate to call.

Sincerely,



---------------------



cc:  .





                                 EXHIBIT E





                                 EXHIBIT F

Date:

RE: Put Notice Number __

Dear Mr. Leighton,

This is to inform you that as of today, Whistler Investments, Inc. a Nevada corporation (the "Company"), hereby elects to exercise its right pursuant to the Investment Agreement to require Dutchess Private Equities Fund, LP. to purchase shares of its common stock. The Company hereby certifies that:

The amount of this put is $__________.

The Pricing Period runs from ________ until _______.

The current number of shares issued and outstanding as of the Company are:

--------------------

Regards,



------------------------
Holly Roseberry
Whistler Investments, Inc.













                                   EXHIBIT G


                              PUT SETTLEMENT SHEET



Date:

Holly,

Pursuant to the Put given by, Whistler Investments, Inc.Ltd. to Dutchess Private Equities Fund, L.P. on _________________ 200x, we are now submitting the amount of common shares for you to issue to Dutchess.

Please have a certificate baring no restrictive legend totaling __________ shares issued to Dutchess Private Equities Fund, LP immediately and send via DWAC to the following account:

XXXXXX

If not DWAC eligible, please send Fedex Priority Overnight to:

XXXXXX

Once these shares are received by us, we will break have the funds wired to the Company.

Regards,


Douglas H. Leighton

                                             Date                 Price

                             Date of Day 1                Closing Bid of Day 1
                             Date of Day 2                Closing Bid of Day 2
                             Date of Day 3                Closing Bid of Day 3
                             Date of Day 4                Closing Bid of Day 4
                             Date of Day 5                Closing Bid of Day 5






                             Lowest 1 (one) Best Bid in Pricing Period


                             Put Amount


                             Amount Wired to Company

                             Purchase Price (95% (ninety-five percent))

                             Amount of Shares Due




The undersigned has completed this Put as of this ___th day of _________, 20xx.

Whistler Investments, Inc.

--------------------------------
Holly Roseberry, CEO

                          Schedule 4(c) Capitalization





                             Schedule 4(e) Conflicts

                         Schedule 4(g) Material Changes




                            Schedule 4(h) Litigation



                       Schedule 4(l) Intellectual Property


                               Schedule 4(n) Liens



                       Schedule 4(t) Certain Transactions


EXHIBIT 10.6

                          REGISTRATION RIGHTS AGREEMENT

            Registration Rights Agreement (the "Agreement"), dated as of January 19, 2004, by and between Whistler Investments, Inc. a corporation organized under the laws of State of Nevada, with its principal executive office at with its principal executive office at Whistler Investments, Inc. 5001 East Bonanza Road, Suite 144-145 Las Vegas, Nevada 89110 (the "Company"), and Dutchess Private Equities Fund, L.P., a Delaware limited partnership with its principal office at 312 Stuart Street, Boston, MA 02116 (the "Investor").

         Whereas, in connection with the Investment Agreement by and between the Company and the Investor of even date herewith (the "Investment Agreement"), the Company has agreed to issue and sell to the Investor an indeterminate number of shares of the Company's Common Stock, .001 par value per share (the "Common Stock"), to be purchased pursuant to the terms and subject to the conditions set forth in the Investment Agreement; and

         Whereas, to induce the Investor to execute and deliver the Investment Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 Act"), and applicable state securities laws, with respect to the shares of Common Stock issuable pursuant to the Investment Agreement.

         Now therefore, in consideration of the foregoing premises and the mutual covenants contained hereinafter and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor hereby agree as follows:

Section 1.  DEFINITIONS.
            -----------

         As used in this Agreement, the following terms shall have the following meanings:

         "Execution Date" means the date first written above.

         "Investor" means Dutchess Private Equities Fund, L.P., a Delaware limited partnership.

         "Person"  means  a  corporation,   a  limited  liability  company,   an
association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

         "Potential Material Event" means any of the following: (i) the possession by the Company of material information not ripe for disclosure in a Registration Statement, which shall be evidenced by determinations in good faith by the Board of Directors of the Company that disclosure of such information in the Registration Statement would be detrimental to the business and affairs of the Company, or (ii) any material engagement or activity by the Company which would, in the good faith determination of the Board of Directors of the Company, be adversely affected by disclosure in a Registration Statement at such time, which determination shall be accompanied by a good faith determination by the Board of Directors of the Company that the Registration Statement would be materially misleading absent the inclusion of such information.

         "Principal Market" shall mean The American Stock Exchange, National Association of Securities Dealer's, Inc. Over-the-Counter electronic bulletin board, the Nasdaq National Market or The Nasdaq SmallCap Market whichever is the principal market on which the Common Stock is listed.

         "Register," "Registered," and "Registration" refer to a registration effected by preparing and filing one or more Registration Statements in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange Commission (the "SEC").

         "Registrable Securities" means (i) the shares of Common Stock issued or issuable pursuant to the Investment Agreement, and (ii) any shares of capital stock issued or issuable with respect to such shares of Common Stock, if any, as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, which have not been (x) included in a Registration Statement that has been declared effective by the SEC or (y) sold under circumstances meeting all of the applicable conditions of Rule 144 (or any similar provision then in force) under the 1933 Act.

         "Registration Statement" means a registration statement of the Company filed under the 1933 Act covering the Registrable Securities.

         All capitalized terms used in this Agreement and not otherwise defined herein shall have the same meaning ascribed to them as in the Investment Agreement.

         Section 2.  REGISTRATION.
                     ------------

         (a) On or before the execution of this Agreement, the Company shall have provided a draft of the Registration Statement covering the Registrable Securities to the Investor. The Company shall, as soon as practicable, but not later than 30 calendar days following the delivery to the Company by its independent certified public accountants of the audited financial statements of the Company for its fiscal year ended January 31, 2004, together with such accountants' report with respect thereto, file with the SEC a Registration Statement or Registration Statements (as is necessary) on Form SB-2 (or, if such form is unavailable for such a registration, on such other form as is available for such a registration), covering the resale of all of the Registrable Securities, which Registration Statement(s) shall state that, in accordance with Rule 416 promulgated under the 1933 Act, such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon stock splits, stock dividends or similar transactions. The Company shall initially register for resale such number of shares of Common Stock as would be issuable on the date preceding the filing of the Registration Statement based on the closing bid price of the Company's Common Stock on such date and the number of shares of Common Stock that would be issuable with respect to the maximum commitment of the Investor as set forth in the Investment Agreement except to the extent that the SEC requires the share amount to be reduced as a condition of effectiveness.

         (b) The Company shall use commercially reasonable efforts to have the Registration Statement(s) declared effective by the SEC within 90 calendar days after the date the Registration Statement is filed ("Filing Date").

         (c) The Company agrees not to include any other securities in the Registration Statement covering the Registrable Securities without Investor's prior written consent which Investor may withhold in its sole discretion. Furthermore, the Company agrees that it will not file any other Registration Statement for other securities, until thirty calendar days after the Registration Statement for the Registrable Securities is declared effective by the SEC.


         Section 3.  RELATED OBLIGATIONS.
                     -------------------

         At such time as the Company is obligated to prepare and file a Registration Statement with the SEC pursuant to Section 2(a), the Company will effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, with respect thereto, the Company shall have the following obligations:


         (a) The Company shall use commercially reasonable efforts to cause such Registration Statement relating to the Registrable Securities to become effective within 90 days after the Filing Date and shall keep such Registration Statement effective until the earlier to occur of (i) the date as of which the Investor may sell all of the Registrable Securities without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto); or (ii) the date on which (A) the Investor shall have sold all the Registrable Securities; and (B) the Investor has no right to acquire any additional shares of Common Stock under the Investment Agreement (the "Registration Period"). The Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. The Company shall use its best efforts to respond to all SEC comments within seven business days from receipt of such comments by the Company. The Company shall use its best efforts to cause the Registration Statement relating to the Registrable Securities to become effective no later than three business days after notice from the SEC that the Registration Statement may be declared effective. The Investor agrees to provide all information which it is required by law to provide to the Company, including the intended method of disposition of the Registrable Securities, and the Company's obligations set forth above shall be conditioned on the receipt of such information.

         (b) The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration
Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the Investor thereof as set forth in such Registration Statement. In the event the number of shares of Common Stock covered by a Registration Statement filed pursuant to this Agreement is at any time insufficient to cover all of the Registrable Securities, the Company shall amend such Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover all of the Registrable Securities, in each case, as soon as practicable, but in any event within 30 calendar days after the necessity therefor arises (based on the then Purchase Price of the Common Stock and other relevant factors on which the Company reasonably elects to rely), assuming the Company has sufficient authorized shares at that time, and if it does not, within 30 calendar days after such shares are authorized. The Company shall use commercially reasonable efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof.

         (c) The Company shall make available to the Investor whose Registrable Securities are included in any Registration Statement and its legal counsel without charge (i) promptly after the same is prepared and filed with the SEC at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits, the prospectus included in such Registration Statement (including each preliminary prospectus) and, with regards to such Registration Statement(s), any correspondence by or on behalf of the Company to the SEC or the staff of the SEC and any correspondence from the SEC or the staff of the SEC to the Company or its representatives; (ii) upon the effectiveness of any Registration Statement, the Company shall make available copies of the prospectus included in such Registration Statement and all amendments and supplements thereto; and (iii) such other documents, including copies of any preliminary or final prospectus, as the Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities.

         (d) The Company shall use commercially reasonable efforts to (i) register and qualify the Registrable Securities covered by a Registration Statement under such other securities or "blue sky" laws of such states in the United States as any Investor reasonably requests; (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period; (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), or (y) subject itself to general taxation in any such jurisdiction. The Company shall promptly notify each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

         (e) As promptly as practicable after becoming aware of such event, the Company shall notify each Investor in writing of the happening of any event as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading ("Registration Default") and use all diligent efforts to promptly prepare a supplement or amendment to such Registration Statement and take any other necessary steps to cure the Registration Default, (which, if such Registration Statement is on Form S-3, may consist of a document to be filed by the Company with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act (as defined below) and to be incorporated by reference in the prospectus) to correct such untrue statement or omission, and make available copies of such supplement or amendment to each Investor. The Company shall also promptly notify each Investor (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (the Company will prepare notification of such effectiveness which shall be delivered to the Investor on the same day of such effectiveness and by overnight mail), additionally, the Company will promptly provide to the Investor a copy of the effectiveness order prepared by the SEC once it is received by the Company; (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate, (iv) in the event the Registration Statement is no longer effective, or (v) if Registration Statement is stale as a result of the Company's failure to timely file its financials or otherwise. The Company acknowledges that its failure to cure the Registration Default within ten business days will cause the Investor to suffer damages in an amount that will be difficult to ascertain. Accordingly, the parties agree that it is appropriate to include a provision for liquidated damages. The parties acknowledge and agree that the liquidated damages provision set forth in this section represents the parties' good faith effort to quantify such damages and, as such, agree that the form and amount of such liquidated damages are reasonable and will not constitute a penalty. It is the intention of the parties that interest payable under any of the terms of this Agreement shall not exceed the maximum amount permitted under any applicable law. If a law, which applies to this Agreement which sets the maximum interest amount, is finally interpreted so that the interest in connection with this Agreement exceeds the permitted limits, then:
(1) any such interest shall be reduced by the amount necessary to reduce the interest to the permitted limit; and (2) any sums already collected (if any) from the Company which exceed the permitted limits will be refunded to the Company. The Investor may choose to make this refund by reducing the amount that the Company owes under this Agreement or by making a direct payment to the Company. If a refund reduces the amount that the Company owes the Investor, the reduction will be treated as a partial payment. In case any provision of this Agreement is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Agreement will not in any way be affected or impaired thereby.

         (f) The Company shall use commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify the Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

         (g) The Company shall permit the Investor and one legal counsel, designated by the Investor, to review and comment upon a Registration Statement and all amendments and supplements thereto at least seven business days prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects. The Company may request to shorten the Investor's review period and the Investor will, if possible, attempt to comply with the accelerated review period. The Company shall not submit to the SEC a request for acceleration of the effectiveness of a Registration Statement or file with the SEC a Registration Statement or any amendment or supplement thereto without the prior approval of such counsel, which approval shall not be unreasonably withheld.


         (h) The Company shall make available for inspection by (i) the Investor and (ii) one legal counsel and one firm of accountants or other agents retained by the Investor (collectively, the "Inspectors"), all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably deemed necessary by each Inspector, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall hold in strict confidence and shall not make any disclosure (except to a Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector has knowledge. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.

         (i) The Company shall hold in confidence and not make any disclosure of information concerning a Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning a Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

         (j) The Company shall use commercially reasonable efforts to maintain designation and quotation of all the Registrable Securities covered by any Registration Statement on the Principal Market. If, despite the Company's best efforts, the Company is unsuccessful in satisfying the preceding sentence, it shall use commercially reasonable efforts to cause all the Registrable Securities covered by any Registration Statement to be listed on each other national securities exchange and automated quotation system, if any, on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or system. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(k).

         (k) The Company shall cooperate with the Investor to facilitate the prompt preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investor may reasonably request.

         (l) The Company shall provide a transfer agent for all the Registrable Securities not later than the effective date of the first Registration Statement filed pursuant hereto.

         (m) If requested by the Investor, the Company shall (i) as soon as reasonably practical incorporate in a prospectus supplement or post-effective amendment such information as such Investor reasonably determine should be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the offering of the Registrable Securities to be sold in such offering; (ii) make all required filings of such prospectus supplement or post-effective amendment as soon as reasonably possible after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and
(iii) supplement or make amendments to any Registration Statement if reasonably requested by such Investor.

         (n) The Company shall use commercially reasonable efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable

Securities.

         (o) The Company shall otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

         (p) Within one business day after the Registration Statement which includes Registrable Securities is declared effective by the SEC, the Company shall deliver to the transfer agent for such Registrable Securities, with copies to the Investor, confirmation that such Registration Statement has been declared effective by the SEC.

         (q) At or prior to the date of the first Put Notice (as that term is defined in the Investment Agreement) and at such other times as the Investor may reasonably request, the Company shall cause to be delivered, letters from the Company's independent certified public accountants (i) addressed to the Investor that such accountants are independent public accountants within the meaning of the 1933 Act and the applicable published rules and regulations thereunder, and
(ii) in customary form and covering such financial and accounting matters as are customarily covered by letters of independent certified public accountants delivered to underwriters in connection with public offerings.

         (r) The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investor of Registrable Securities pursuant to a Registration Statement.


         Section 4.  OBLIGATIONS OF THE INVESTOR.
                     ---------------------------

         (a) At least five calendar days prior to the first anticipated filing date of a Registration Statement the Company shall notify the Investor in writing of the information the Company requires from each such Investor if such Investor elects to have any of such Investor's Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall reasonably be required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. Each Investor covenants and agrees that, in connection with any sale of Registrable Securities by it pursuant to a Registration Statement, it shall (i) comply with the "Plan of Distribution" section of the current prospectus relating to such Registration Statement; (ii) deliver, or cause to be delivered, such current prospectus in connection with any sales of Registrable Securities by it, or on its behalf; and (iii) cause all sales of Registrable Securities by it to be made through a registered broker dealer in compliance with federal and state securities laws.

         (b) The Investor, by such Investor's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from such Registration Statement.

         (c) The Investor agrees that, upon receipt of written notice from the Company of the happening of any event of the kind described in Section 3(f) or the first sentence of 3(e), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(f) or the first sentence of 3(e).


         Section 5.  EXPENSES OF REGISTRATION.
                     ------------------------

         All expenses, other than underwriting discounts and commissions and other than as set forth in the Investment Agreement, incurred in connection with registrations including comments, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printing and accounting fees, and fees and disbursements of counsel for the Company (but excluding fees and disbursements of counsel for the Investor) shall be paid by the Company.


         Section 6.  INDEMNIFICATION.
                     ---------------

         In the event any Registrable Securities are included in a Registration Statement under this Agreement:


         (a) To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor who holds such Registrable Securities, the directors, officers, partners, employees, counsel, agents, representatives of, and each Person, if any, who controls, any Investor within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended (the "1934 Act") (each, an "Indemnified Person"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, attorneys' fees, amounts paid in settlement or expenses, joint or several (collectively, "Claims"), incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("Indemnified Damages"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which the Investor has requested in writing that the Company register or qualify the Shares ("Blue Sky Filing"), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements therein were made, not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable

Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to the restrictions set forth in Section 6(c) with respect to the number of legal counsel, the Company shall reimburse the Investor and each such controlling person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim arising out of or based upon a Violation which is due to the inclusion in the Registration Statement of the information furnished to the Company by any Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (ii) shall not be available to the extent such Claim is based on (a) a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company or (b) the Indemnified Person's use of an incorrect prospectus despite being promptly advised in advance by the Company in writing not to use such incorrect prospectus; (iii) any claims based on the manner of sale of the Registrable Securities by the Investor or of the Investor's failure to register as a dealer under applicable securities laws; (iv) any omission of the Investor to notify the Company of any material fact that should be stated in the Registration Statement or prospectus relating to the Investor or the manner of sale; and (v) any amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the resale of the Registrable Securities by the Investor pursuant to the Registration Statement.

         (b) In connection with any Registration Statement in which a Investor is participating, each such Investor agrees to severally and jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act and the Company's agents (collectively and together with an Indemnified Person, an "Indemnified Party"), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation is due to the inclusion in the Registration Statement of the written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and, subject to Section 6(c), such Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the resale of the Registrable Securities by the Investor pursuant to the Registration Statement. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus were corrected on a timely basis in the prospectus, as then amended or supplemented. This indemnification provision shall apply separately to each Investor and liability hereunder shall not be joint and several.

         (c) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the Indemnified Person or Indemnified Party, the representation by counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The indemnifying party shall pay for only one separate legal counsel for the Indemnified Persons or the Indemnified Parties, as applicable, and such counsel shall be selected by the Investor, if the Investor are entitled to indemnification hereunder, or the Company, if the Company is entitled to indemnification hereunder, as applicable. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified
Person fully appraised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim. Following indemnification as provided for hereunder, the indemnifying party shall be surrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

         (d) The indemnity  agreements  contained herein shall be in addition to
(i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

         Section 7.  CONTRIBUTION.
                     ------------

         To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that:
(i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in
Section 6; (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.


         Section 8.  REPORTS UNDER THE 1934 ACT.
                     --------------------------

         With a view to making available to the Investor the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investor to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

         (a) make and keep public information available, as those terms are understood and defined in Rule 144;

         (b) file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under Section 5(c) of the Investment Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

         (c) furnish to the Investor, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investor to sell such securities pursuant to Rule 144 without registration.


Section 9.  NO ASSIGNMENT OF REGISTRATION RIGHTS.
            ------------------------------------

         The rights under this Agreement shall not be assignable.


Section 10.  AMENDMENT OF REGISTRATION RIGHTS.
             --------------------------------

         Provisions of this Agreement may be amended only with the written consent of the Company and Investor. No such amendment shall be effective to the extent that it applies to less than all of the Investor of the Registrable Securities.

Section 11.  MISCELLANEOUS.
             -------------

         (a) Any notices or other communications required or permitted to be given under the terms of this Agreement that must be in writing will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided a confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

                  If to the Company:


                       Whistler Invetsments, Inc.
                       5001 East Bonanza Road, Suite 144-145
                       Las Vegas, Nevada 89110
                       Telephone:   702-296-2454
                       Facsimile:   702-940-6516


                  If to the Investor:

                       Dutchess Private Equities Fund, LP
                       312 Stuart St, Third Floor
                       Boston, MA 02116
                       Telephone:   617-960-3570
                       Facsimile:   617-960-3772

         Each party shall provide five business days prior notice to the other party of any change in address, phone number or facsimile number.

         (b) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

         (c) The laws of the Commonwealth of Massachusetts shall govern all issues arising from or related to this Agreement without regard to the principles of conflict of laws. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of Boston, County of Suffolk, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

         (d) This Agreement and the Transaction Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein.

         (e) This Agreement and the Transaction Documents supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

         (f) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. Whenever required by the context of this Agreement, the singular shall include the plural and masculine shall include the feminine. This Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if all the parties had prepared the same.

         (g) This Agreement may be executed in two or more identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

         (h) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                                * * *

2.       SIGNATURE PAGE OF REGISTRATION RIGHTS AGREEMENT


         Agreed as of the date first written above.

                                    DUTCHESS PRIVATE EQUITIES FUND, L.P.
                                    BY ITS GENERAL PARTNER,
                                    DUTCHESS CAPITAL MANAGEMENT, LLC


                                       By:  /s/ Douglas Leighton
                                       ------------------------------------
                                       Douglas H. Leighton, Managing Member



         Whistler Investments, Inc.



  By: /s/ Holly Roseberry
      ----------------------------------------
      Holly Roseberry, Chief Executive Officer